Exhibit 99.01
Jeff Henderson Chief Financial Officer May 11, 2006 Robert W. Baird & Co 2006 Growth Stock Conference

Forward-looking and adjusted information Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: the costs, difficulties, and uncertainties related to the implementation of organizational changes and the integration of acquired businesses; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; difficulties and uncertainties related transitions in senior management; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by or settlement discussions with any regulatory authority or any legal and administrative proceedings; the impact of previously announced restatements; difficulties or delays or increased costs in implementing Cardinal Health's global restructuring program; difficulties in opening new facilities or fully utilizing existing capacity; with respect to future dividends, the decision by the board of directors to declare such dividends, which is expected to consider Cardinal Health's surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; with respect to future share repurchases, the approval of the board of directors, which is expected to consider Cardinal Health's then-current stock price, earnings, cash flows, financial condition and prospects as well as alternatives available to Cardinal Health at the time any such action is considered; and general economic and market conditions. Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, statements in this presentation include adjusted financial measures governed by SEC Regulation G. A reconciliation of these measures is included at the end of this presentation and has been posted on the investor relations page at www.cardinalhealth.com.

Cardinal Health overview FY 2006 year-to-date results Second half focus items Key business drivers Strategic agenda items Conclusion Agenda

Working together. For life. At Cardinal Health, everything we do has one ultimate purpose: to deliver solutions that help our customers fulfill their mission of providing better patient care. Manufacturer Pharmaceuticals Biotechnology Medical/Surgical/Lab Care Provider Hospitals Retail pharmacies Alternate care sites

Pharmaceutical Distribution and Provider Services Revenue: $65B Earnings contribution: 45% Market leader in pharmaceutical distribution Medical Products and Services Revenue: $10B Earnings contribution: 28% Products used in 50% of U.S. surgeries; 300,000 medical/ surgical products Clinical Technologies and Services Revenue: $2B Earnings contribution: 15% Market leader with Pyxis(r) and Alaris(r) products extensive clinical expertise Pharmaceutical Technologies and Services Revenue: $3B Earnings contribution: 12% Largest provider of contract services to pharma industry Cardinal Health today

Revenue Operating Earnings Earnings from continuing operations Diluted EPS FY 2006 Nine Months YTD Results $59,655 9% $ 1,432 12% $ 906 12% $ 2.11 15% $ M Year-Over-Year % Change Results as of March 31, 2006

Improving fundamentals to drive margin enhancement Focus on increasing ROIC / ROE Good balance sheet management Disciplined capital deployment Building capabilities FY 2006 - 2nd Half Focus Items

FY 2006 - 2nd Half Metrics All figures GAAP, except as noted

Pharmaceutical Distribution and Provider Services Key Business Drivers Fee for service transition complete Strong customer demand Lowest cost structure in the industry New generic product launches Service enhancements

Medical Products and Services Key Business Drivers Private label product strength Sourcing Growth in manufactured products International growth

Pharmaceutical Technologies and Services Key Business Drivers Outsourcing trend continues to grow Growth in pipeline of products utilizing our proprietary technologies / capabilities Improving focus Focus on value based customer pricing Product participation

Clinical Technologies and Services Key Business Drivers Strong demand for both Pyxis and Alaris products New customer contract wins Operational improvements at Pyxis New product pipeline Medication safety a key industry issue Alaris integration synergies ahead of plan

Aligning leadership capabilities Integration - One Cardinal Health International expansion Portfolio optimization Capital deployment Strategic Agenda

Med/Surg Distribution Pharmaceutical Distribution Nuclear Pharmacy Specialty Distribution Third party logistics Infection prevention products Medical consumables Surgical instruments Oral products manufacturing Sterile products manufacturing Contract packaging Alaris(r) Products Pyxis(r) Products Pharmacy management Clinical consulting Supply Chain Services Medical/Rx Products and Manufacturing Services Medication Management and Clinical Information Services Leader Leader Leader Aligning Leadership Capabilities

Integration - One Cardinal Health Externally Integrate around customers and markets Leverage available Cardinal Health resources Internally Improve operating discipline Capitalize on scale Goal Drive innovation for organic, topline growth Drive synergies and productivity for additional bottom line growth Create platform for future growth

International Expansion Revenue opportunities Leverage relationships (i.e. Alaris and Pyxis) Expand integrated services outside U.S. Sourcing opportunities Distributed products Raw materials for manufacturing Manufactured products

Portfolio Optimization Focus on strategic fit, growth potential and ROIC Address underperforming assets Recent actions taken: Pharmacy Staffing (CTS) sold Healthcare Marketing Services (PTS) held for sale and discontinued operations Intercare Pharmaceutical Distribution (PDPS) held for sale and discontinued operations Oncology specialty distribution business (MPS) sold

Capital Deployment 25% of OCF - to support organic growth 20% of OCF - to expand scale and presence thru selected "tuck-in" acquisitions 50% of OCF - returned to shareholders Maintain flexibility for strategic opportunities

Well positioned for long-term growth Healthcare industry Superior market positions Great resources drive flexibility Businesses will perform on a stand-alone basis Expanded growth through integration Disciplined capital deployment plan focused on shareholder returns Conclusion